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                                                                 Exhibit (e)(13)


AMERICAN GENERAL                                                                                         IN-FORCE CHANGE APPLICATION
Life Companies

[ ]AMERICAN GENERAL LIFE INSURANCE COMPANY, HOUSTON, TX
[ ]THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY (Non-NY Residents)

P.O. Box 4373 . Houston, TX 77210-4373 . Fax #: 713-831-3028
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Some transactions may not be available for all policies for every company listed above. Contact your service center or agent for further details. In this application, "Company" refers to the insurance company whose name is checked above. The insurance company checked above is solely responsible for the obligation and payment of benefits under any policy it may issue. No other company shown is responsible for such obligations or payments.

USE PERMANENT INK WHEN COMPLETING THIS FORM. BE SURE TO ANSWER ALL QUESTIONS THAT PERTAIN TO YOUR REQUEST. PROVIDE DETAILS FOR ANY
QUESTIONS ANSWERED "YES". PERSONALLY SIGN AND DATE. IF A SEPARATE PAGE IS NEEDED TO COMPLETE THE ANSWERS, ATTACH TO THIS FORM AND
SIGN AND DATE THE SEPARATE PAGE(S). CAREFULLY READ THE NOTICES TO THE PROPOSED INSURED(S) AND KEEP WITH YOUR POLICY.

CURRENT POLICY NUMBER _____________________________________       INSURED NAME  ____________________________________________________
REQUESTED CHANGE: [ ] Application for Reduction of Premium Rate/Reversion
                  [ ] Increase Specified Amount:
                      Base Coverage:  _________________________      Supplemental Coverage (if applicable)__________________________
                  [ ] Addition or Increase of Rider &/or Benefit
                           [ ] Waiver of Premium
Instructions:              [ ] Waiver of Monthly Deduction
For these changes,         [ ] Waiver of Monthly Guarantee Premium
please complete the        [ ] Payor Death
entire application,        [ ] Payor Disability
sign and date page 5.      [ ] Accidental Death Benefit: Amount ________________________
                           [ ] Other Insured Rider: Amount _____________________________
                           [ ] Guaranteed Insurability Option Rider
                           [ ] Child Rider: Amount _________________________________________________________________________________
                               (COMPLETE ALL INFO FOR THE PRIMARY INSURED & EACH CHILD)
                           [ ] Spouse Rider: Amount ________________________  Plan: ________________________________________________
                               (COMPLETE ALL INFO FOR THE PRIMARY INSURED & SPOUSE)
                           [ ] Term Rider: Amount __________________________  Plan: ________________________________________________
                               Insured _____________________________________________________________________________________________
                           [ ] Other Rider: Amount _________________________  Explain type: ________________________________________
                  [ ] Smoker/Tobacco/Nicotine Change: ______________________________________________________________________________
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Instructions: For the changes listed below, complete Section I, sign and date page 5. If a face increase or benefit/rider addition is requested, complete the entire application, sign and date page 5.
[ ] Exercise Guaranteed Insurability Option (GIO)                 [ ] Term Conversion
    GIO Amount: _____________________________________________            CONVERSION AMOUNT
    Option Date: ____________________________________________            Base Coverage: ____________________________________________
    Dividend Option: ________________________________________            Supplemental Coverage: ____________________________________
                                                                  Effective Date: __________________________________________________
Benefits: If the insured is totally disabled, the insured is      New Plan: ________________________________________________________
not eligible for Waiver of Premium.                               Dividend Option: __________________________________(IF APPLICABLE)
Is insured totally disabled? [ ]Yes [ ]No                         Benefits: If the insured is totally disabled, the insured is not
[ ] Waiver of Premium/Monthly Deduction                           eligible for Waiver of Premium.
[ ] Accidental Death Benefit                                      Is insured totally disabled? [ ]Yes [ ]No
[ ] Guaranteed Insurability Option                                [ ] Waiver of Premium/Monthly Deduction
[ ] Other____________________________________________________     [ ] Accidental Death Benefit
Automatic Premium Loan desired (if available)                     [ ] Guaranteed Insurability Option
[ ]Yes [ ]No                                                      [ ] Other ________________________________________________________
Note: Underwriting class changes are not available on a Gio       Nonforfeiture Process: ___ETI or ___RPU
transaction.                                                      Automatic Premium Loan (if available) [ ]Yes [ ]No
                                                                  Death Benefit Option: [ ]Level [ ]Increasing
                                                                         [ ] Level Plus Return of Premium
                                                                  After the conversion, will there be any remaining coverage on the existing policy? [ ]Yes [ ]No
New Policy # _______________________________(Office use only)     Amount remaining after conversion: _______________________________

AGLC100386-2011                                           Page 1 of 5                                                        Rev0113

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SECTION I - GENERAL INFORMATION:

A. PRIMARY INSURED

First Name  _____________________________  MI ______  Last Name________________________  Social Security # _________________________

Sex [ ] M [ ] F           Birthplace (state, country) ________________________________________ Date of Birth _______________________

U.S. Citizen or Permanent Resident (Green Card holder) [ ] yes [ ] no

If no, Country of Citizenship ____________________________ Date of Entry _____________ Visa Type __________ (Copy of Visa Required)

                                                     [ ] CHECK HERE IF NEW ADDRESS

Address ________________________________________________ City, State _________________________________ Zip _________________________

Home Phone_______________________________________ Alternate Phone______________________________ Email ______________________________

Employer _______________________________________________________________ Occupation ________________________________________________

Personal Earned Income $ _______________________________ Net Worth $ ______________________

Personal Earned Income means salary, wages, commissions, fees, or other earned income received during the last 12 months, reduced by regular business expenses, but before all other deductions.

B. OTHER INSURED COMPLETE IF SPOUSE OR ADDITIONAL INSURED COVERED UNDER THE POLICY

First Name ______________________________  MI ______  Last Name_________________________  Social Security # ________________________
Sex [ ] M [ ] F          Birthplace (state, country) __________________________________________ Date of Birth ______________________

U.S. Citizen or Permanent Resident (Green Card holder) [ ] yes [ ] no

If no, Country of Citizenship ___________________________ Date of Entry _____________ Visa Type ___________ (Copy of Visa Required)

Address ________________________________________________ City, State __________________________________ Zip ________________________

Home Phone______________________________________ Alternate Phone_________________________________ Email ____________________________

Employer _______________________________________________________________ Occupation ________________________________________________

Personal Earned Income $ _____________________________ Net Worth $ ________________________

Personal Earned Income means salary, wages, commissions, fees, or other earned income received during the last 12 months, reduced by regular business expenses, but before all other deductions.

C. CHILD INFORMATION COMPLETE INFORMATION FOR ALL CHILDREN COVERED BY CHILD RIDER

                                    Child Name                                              Sex               Date of Birth
________________________________________________________________________________________ [ ] M [ ] F _______________________________

________________________________________________________________________________________ [ ] M [ ] F _______________________________

________________________________________________________________________________________ [ ] M [ ] F _______________________________

D. OWNER INFORMATION COMPLETE IF THE PRIMARY INSURED IS NOT THE OWNER

First Name ______________________________  MI ______  Last Name__________________________  Tax ID #_______________________________

                                       [ ] CHECK HERE IF NEW ADDRESS

Address __________________________________________________ City, State _________________________________ Zip _______________________

Home Phone____________________________________ Alternate Phone___________________________________ Email ____________________________

If owner is a trust please designate information for the Name, Tax ID, Current Trustee and Date of Trust in the Special Remarks
section.

E. PREMIUM PAYMENT ENCLOSED

[ ] yes [ ] no                Amount $ ____________________________ Check # ____________________

AGLC100386-2011                                             Page 2 of 5                                                    Rev0113
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
SECTION II:

A. BACKGROUND INFORMATION - FOR ALL COVERED PERSONS

COMPLETE QUESTIONS 1 THROUGH 12 FOR ALL PROPOSED INSUREDS WHO ARE COVERED BY THIS POLICY. IF AN ANSWER OF YES APPLIES TO ANY INSURED
PROVIDE DETAILS. YOU MAY BE ASKED TO COMPLETE AND SUBMIT AN ADDITIONAL FORM.

   1. Tobacco Use: Have you ever used any form of tobacco or nicotine products?                                       [ ] yes [ ] no

      If yes, type and quantity________________________________________________ Are you a current user?               [ ] yes [ ] no

      If not a current user, date of last use __________

   2. Have you ever used cocaine, marijuana, heroin, controlled substances or any other drug, except as legally
      prescribed by a physician?                                                                                      [ ] yes [ ] no

   3. Have you ever sought or received advice, counseling or treatment by a medical professional for the use of
      alcohol or drugs, including prescription drugs?                                                                 [ ] yes [ ] no

   4. Driver's License State: ______________________________ Number: ______________________________

      In the past five years, have you been charged with or convicted of any driving violations to include driving
      under the influence of alcohol or drugs?                                                                        [ ] yes [ ] no

   5. In the past five years, have you participated in, or do you intend to participate in: any flights as a trainee, pilot or crew member; scuba diving; skydiving or parachuting; ultralight aviation; auto racing; cave
      exploration; hang gliding; boat racing; mountaineering; extreme sports or other hazardous activities?           [ ] yes [ ] no

   6. Do you intend to travel or reside outside of the United States or Canada within the next two years?             [ ] yes [ ] no

   7. Have you ever requested or received a pension, benefits, or payments because of an injury, sickness, or
      disability?                                                                                                     [ ] yes [ ] no

   8. Have you ever filed for bankruptcy?                                                                             [ ] yes [ ] no

   9. Have you ever been convicted of or pled guilty or no contest to a criminal offense or currently have any
      felony or misdemeanor charge pending?                                                                           [ ] yes [ ] no

  10. Is there an intention that any party, other than the Owner, will obtain any right, title, or interest in any policy
      issued on the life of any Proposed Insured as a result of this application?                                     [ ] yes [ ] no

  11. Does the Owner or any Proposed Insured intend to finance any of the premium required to pay for this policy
      through a financing or loan agreement?                                                                          [ ] yes [ ] no

  12. Is the Owner, any Proposed Insured, or any person or entity, being paid (cash, services, etc) as an incentive
      to enter into this transaction?                                                                                 [ ] yes [ ] no

      DETAILS:

B. MEDICAL INFORMATION

    1. PRIMARY INSURED: Height ____ft ____in Weight ____ lbs Change of weight in last year? [ ] None Gain: ____ lbs Loss: ____ lbs
       OTHER INSURED:   Height ____ft ____in Weight ____ lbs Change of weight in last year? [ ] None Gain: ____ lbs Loss: ____ lbs
       CHILD 1:         Height ____ft ____in Weight ____ lbs Change of weight in last year? [ ] None Gain: ____ lbs Loss: ____ lbs
       CHILD 2:         Height ____ft ____in Weight ____ lbs Change of weight in last year? [ ] None Gain: ____ lbs Loss: ____ lbs

    2. Name and address of personal physician

       PRIMARY INSURED: ____________________________________________________________________________________________________________

       OTHER INSURED: ______________________________________________________________________________________________________________

       CHILD 1:_____________________________________________________________________________________________________________________

       CHILD 2:_____________________________________________________________________________________________________________________

    3. Date, reason, findings and treatment at last visit

       PRIMARY INSURED: ____________________________________________________________________________________________________________

       OTHER INSURED: ______________________________________________________________________________________________________________

       CHILD 1:_____________________________________________________________________________________________________________________

       CHILD 2:_____________________________________________________________________________________________________________________

AGLC100386-2011                                                       Page 3 of 5                                            Rev0113
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
B. MEDICAL INFORMATION (CONTINUED)

COMPLETE QUESTIONS 4 THROUGH 8 FOR ALL PROPOSED INSUREDS WHO ARE COVERED BY THIS POLICY. IF AN ANSWER OF YES APPLIES TO ANY INSURED
PROVIDE DETAILS SUCH AS DATE OF FIRST DIAGNOSIS, NAME AND ADDRESS OF DOCTOR, TESTS PERFORMED, TEST RESULTS, MEDICATION(S) OR
RECOMMENDED TREATMENT.

4. HAVE YOU EVER BEEN DIAGNOSED AS HAVING, BEEN TREATED FOR, OR CONSULTED A LICENSED HEALTH CARE PROVIDER FOR:

   A. heart disease, heart attack, chest pain, irregular heartbeat, heart murmur, high cholesterol, high blood
      pressure or other disorder of the heart?                                                                        [ ] yes [ ] no

   B. a blood clot, aneurysm, stroke, or other disease, disorder or blockage of the arteries or veins?                [ ] yes [ ] no

   C. cancer, tumors, masses, cysts or other such abnormalities?                                                      [ ] yes [ ] no

   D. diabetes, a disorder of the thyroid or other glands or a disorder of the immune system, blood
      or lymphatic system?                                                                                            [ ] yes [ ] no

   E. colitis, hepatitis or a disorder of the esophagus, stomach, liver, pancreas, gall bladder or intestine?         [ ] yes [ ] no

   F. a disorder of the kidneys, bladder, prostate or reproductive organs or protein in the urine?                    [ ] yes [ ] no

   G. asthma, bronchitis, emphysema, sleep apnea or other breathing or lung disorder?                                 [ ] yes [ ] no

   H. seizures, a disorder of the brain or spinal cord or other nervous system abnormality, including
      anxiety, depression or other psychiatric conditions?                                                            [ ] yes [ ] no

   I. arthritis, muscle disorders, connective tissue disease or other bone or joint disorders?                        [ ] yes [ ] no

      DETAILS: _____________________________________________________________________________________________________________________

   5. Are you currently taking any medication, treatment or therapy or under medical observation?                     [ ] yes [ ] no

      DETAILS: _____________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   6. Have you ever been diagnosed as having or been treated by any member of the medical profession for AIDS
      Related Complex (ARC) or Acquired Immune Deficiency Syndrome (AIDS)?                                            [ ] yes [ ] no

      DETAILS: _____________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   7. Other than previously stated, in the past 10 years have you been advised to have any diagnostic test,
      hospitalization, or treatment that was NOT completed?                                                           [ ] yes [ ] no

      DETAILS: _____________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   8. Do you have any symptoms or knowledge of any other condition that is NOT disclosed above?                       [ ] yes [ ] no

      DETAILS: _____________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

C. EXISTING COVERAGE

   1. DOES ANY PROPOSED INSURED HAVE ANY EXISTING LIFE INSURANCE POLICIES?                                            [ ] YES [ ] NO

   2. IF QUESTION 1 IS ANSWERED "YES", PLEASE PROVIDE THE FOLLOWING INFORMATION:

                 NAME OF                  TYPE             YEAR            FACE              INSURANCE                 CONTRACT OR
             PROPOSED INSURED          (SEE BELOW)       OF ISSUE         AMOUNT              COMPANY                    POLICY #

    ____________________________   _________________  ________________  ____________      ____________________   __________________

    ____________________________   _________________  ________________  ____________      ____________________   __________________

    ____________________________   _________________  ________________  ____________      ____________________   __________________

    TYPE: I= individual, B= business, G= group

D. SPECIAL REMARKS: USE THIS SPACE TO PROVIDE ANY ADDITIONAL COMMENTS OR REMARKS NOT GIVEN IN DETAIL ABOVE

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

AGLC100386-2011                                                   Page 4 of 5                                                Rev0113
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
AUTHORIZATION AND SIGNATURES
AMERICAN GENERAL LIFE INSURANCE COMPANY, HOUSTON, TX
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

In this application, "Company" refers to the insurance company which was selected on page one.
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AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION AND DECLARATION

I give my consent to all of the entities listed below to give to the Company, its legal representative, American General Life
Companies LLC ("AGLC") (an affiliated service company), and affiliated insurers all information they have pertaining to: medical consultations, treatments or surgeries; hospital confinements for any physical and mental conditions; use of drugs or alcohol; drug prescriptions; or any other information for me, my spouse, or my minor children. Other information could include items such as:
personal finances; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or
foreign travel, etc. I give my consent for the information outlined above to be provided by: any physician or medical practitioner;
any hospital, clinic or other health care facility; pharmacy benefit manager or prescription database; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I understand the information obtained will be used by the Company to determine: (1) eligibility for insurance; and (2) eligibility for benefits under or changes to an existing policy. Any information gathered during the evaluation of my application may be disclosed to: reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as
I may consent.

I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn: Underwriting Department at P.O. Box 1931,
Houston, TX 77251-1931.

This consent will be valid for 24 months from the date of this application. I agree that a copy of this consent will be valid as the original. I authorize AGLC or affiliated insurers to obtain an investigative consumer report on me. I understand that I may: request to be interviewed for the report; and receive, upon written request, a copy of such report. [ ] Check if you wish to be interviewed.

I have read the above statements or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application shall be the basis for: (1) any policy issued; or (2) changes to the existing policy as requested on this application. I understand that any misrepresentation contained in this application and related forms and relied on by the
Company may be used to reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. I understand and agree that no insurance will be in effect under this application, or under any new policy issued by the Company, unless or until: the policy has been delivered and accepted; the first full modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy or have been read the Notices to the Proposed Insured(s).

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

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IF THIS IS A FULL TERM CONVERSION, PLEASE NOTE:

I HEREBY ABSOLUTELY ASSIGN AND TRANSFER TO THE COMPANY IDENTIFIED IN THIS APPLICATION ALL OF MY RIGHTS, TITLE AND INTEREST OF EVERY
KIND IN AND TO THE CURRENT POLICY INCLUDING, BUT NOT LIMITED TO THE RIGHT TO SURRENDER, ASSIGN, TRANSFER OR CHANGE THE BENEFICIARY.
------------------------------------------------------------------------------------------------------------------------------------

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IRS CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this application is my correct Social
Security or Tax ID number; and (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue
Code; and (3) that I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require my consent to of this document other than the certifications required to avoid backup withholding. You must cross out item (2) if you are subject to backup withholding and cross out item (3) if you are not a U.S. person (including a U.S. resident alien).
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------    ----------------------------------------------------------------
SIGNED AT (City and State)                                          DATE

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SIGNATURE OF PRIMARY INSURED (if under age 15, signature of parent or guardian)

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SIGNATURE OF OTHER INSURED (if under age 15, signature of parent or guardian)

----------------------------------------------------------------    ----------------------------------------------------------------
SIGNATURE OF OWNER (if other than insured)                          SIGNATURE OF OFFICER AND TITLE (if corporate owned)

----------------------------------------------------------------    -------------------------------------------------   ------------
SIGNATURE OF TRUSTEE (if owned by a trust)                          AGENT SIGNATURE                                     DATE

----------------------------------------------------------------    ----------------------------------------------------------------
AGENT NAME (Printed)                                                STATE LICENSE #

----------------------------------------------------------------    ----------------------------------------------------------------
PERCENTAGE OF COMMISSIONS                                           AGENT TELEPHONE #


AGLC100386-2011                                             Page 5 of 5                                                      Rev0113
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
                                                                 Exhibit (e)(13)

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
AMERICAN GENERAL                                                                                        IN-FORCE CHANGE SUPPLEMENTAL
Life Companies                                                                                           FORM CONVERSION INFORMATION

[ ] AMERICAN GENERAL LIFE INSURANCE COMPANY, HOUSTON, TX
[ ] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY (Non-NY Residents)

P.O. Box 4373 . Houston, TX 77210-4373 . Fax #: 713-831-3028
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The "Company" refers to the insurance company whose name is checked above.

THIS FORM IS ONLY USED WITH THE IN-FORCE CHANGE APPLICATION WHEN A TERM CONVERSION IS BEING REQUESTED.

Current Policy Number ______________________________________________    Primary Insured Name _______________________________________

Owner Name _________________________________________________________    Sex [ ] M [ ] F

Please Provide the information requested below for your new requested policy.

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A. PREMIUM PAYOR - COMPLETE IF OTHER THAN OWNER OR IF OWNER IS TRUSTEE.

First Name _____________________________________________   MI __________   Last Name _______________________________________________

SSN ________________________________________________________________________________________________________________________________

Address _______________________________________________________ City, State_______________________________ Zip _____________________

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B. BILLING INFORMATION

Frequency: [ ] Annual [ ] Semi Annual [ ] Quarterly             [ ] Monthly  [ ] Other
Method:    [ ] Direct [ ] List bill   [ ] Automatic bank draft  [ ] Other

*[ ] Use Existing Bank Draft (EFT) information from policy ________________ Draft Date ________ (if different from existing draft)

Payment Enclosed: [ ] Yes [ ] No Amount __________________ Check # ____________ Effective date (if applicable):_____________________

------------------------------------------------------------------------------------------------------------------------------------
C. BENEFICIARY DESIGNATIONS

PRIMARY BENEFICIARY(S)

Name _______________________________________________________ Relationship ________________________________ Percentage ______________

Address ____________________________________ City, State ________________________ Zip ______________ Date of Birth _________________

Phone _________________________________ Email ___________________________________________ SSN_______________________________________

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Name _______________________________________________________ Relationship ________________________________ Percentage ______________

Address ____________________________________ City, State ________________________ Zip ______________ Date of Birth _________________

Phone _________________________________ Email ___________________________________________ SSN_______________________________________

CONTINGENT BENEFICIARY(S)

Name _______________________________________________________ Relationship ________________________________ Percentage ______________

Address ____________________________________ City, State ________________________ Zip ______________ Date of Birth _________________

Phone _________________________________ Email ___________________________________________ SSN_______________________________________

------------------------------------------------------------------------------------------------------------------------------------

Name _______________________________________________________ Relationship ________________________________ Percentage ______________

Address ____________________________________ City, State ________________________ Zip ______________ Date of Birth _________________

Phone _________________________________ Email ___________________________________________ SSN_______________________________________


                                                             Page 1 of 2                                          AGLC105703 Rev0113
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AMERICAN GEENRAL                                                                                        IN-FORCE CHANGE SUPPLEMENTAL
Life Companies                                                                                           FORM CONVERSION INFORMATION


TRUST INFORMATION:

  Exact Name of Trust ____________________________________________________________________ Trust Tax ID # __________________________

  Current Trustee(s)______________________________________________________________________ Date of Trust ___________________________


  Address ___________________________________________________________ City, State _____________________________ Zip ________________

____________________________________________________________________________________________________________________________________

RIDERS:

Spousal Rider Beneficary Name: ___________________________________________________________ Relationship ____________________________

Address ______________________________ City, State ____________________________________ Zip ___________ Date of Birth ______________

Phone __________________________ Email _____________________________________________________ SSN ___________________________________

Child Rider Beneficary Name: _____________________________________________________________ Relationship ____________________________

Address _______________________________ City, State ___________________________________ Zip __________   Date of Birth _____________

Phone __________________________ Email _____________________________________________________ SSN ___________________________________

____________________________________________________________________________________________________________________________________
D. SIGNATURE AND DATE

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UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS APPLICATION IS MY CORRECT SOCIAL SECURITY OR TAX ID NUMBER;
AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE; AND (3) THAT I AM A
U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN). THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE MY CONSENT TO ANY PROVISIONS OF THIS
DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. YOU MUST CROSS OUT ITEM (2) IF YOU ARE SUBJECT TO
BACKUP WITHHOLDING AND CROSS OUT ITEM (3) IF YOU ARE NOT A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
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Any person who, with intent to defraud or facilitate a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

SPECIAL CIRCUMSTANCES - Corporate Ownership: The signature of one officer followed by the officer's title is required. The request must be submitted on: (1) corporate letterhead; or (2) paper with the corporate seal signed by that officer. Partnership: Provide the full name of the partnership followed by the signatures of all partner(s), other than the Insured. Trust: If the contract is owned by or assigned to a Trustee, Trustee(s) signature are required as instructed by the trust agreement. Validation of Trustee(s)
signature may be required.

____________________________________________________________________________________________________________________________________
SIGNED AT (City and State)                                                  DATE

____________________________________________________________________________________________________________________________________
SIGNATURE OF PRIMARY INSURED (if under age 15, signature of parent or guardian)

____________________________________________________________________________________________________________________________________
SIGNATURE OF OTHER INSURED (if under age 15, signature of parent or guardian)

____________________________________________________________________________________________________________________________________
SIGNATURE OF OWNER (if other than insured)                                SIGNATURE OF OFFICER AND TITLE (if corporate owned)

____________________________________________________________________________________________________________________________________
SIGNATURE OF TRUSTEE (if owned by a trust)

                                                          Page 2 of 2                                             AGLC105703 Rev0113

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